UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2014

SCHAWK, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	1-09335	66-0323724
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
1695 South River Road Des Plaines, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 827-9494

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events.

On March 17, 2014, Schawk, Inc. issued a press release announcing that it had entered into a definitive merger agreement with Matthews International Corporation.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01—Financial Statements and Exhibits.

(d)        Exhibits

Exhibit 99.1—Press Release dated March 17, 2014.

Additional Information and Where To Find It

This report, including the exhibit, relates to a proposed transaction between Matthews International Corporation (“Matthews”) and Schawk, Inc. (“SGK”) that will become the subject of a registration statement on Form S-4, including a proxy statement/prospectus forming a part thereof, to be filed with the Securities and Exchange Commission (“SEC”).  This document is not a substitute for the registration statement and proxy statement/prospectus expected to be filed with the SEC or any other document that Matthews or SGK may file with the SEC or send to stockholders of SGK in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, SGK INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY MATTHEWS OR SGK WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus, when available, and other relevant documents filed or that will be filed by Matthews and SGK with the SEC through the website maintained by the SEC at www.sec.gov.  Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by Matthews with the SEC will be available free of charge on its internet website at www.matw.com.  Copies of the proxy statement/prospectus and other relevant documents filed by SGK with the SEC will be available free of charge on SGK’s internet website at www.sgkinc.com.

No Offer or Solicitation

This document does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Matthews, SGK and their respective directors and executive officers may be considered participants in the solicitation of proxies from stockholders of SGK in connection with the proposed transaction.  Information about the directors and executive officers of SGK is currently set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 12, 2013.  Information about the directors and executive officers of Matthews is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on January 21, 2014.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Use of Forward-Looking Statements

This report and accompanying exhibit include certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended.  Statements that are not historical facts, including statements about SGK’s managements’ beliefs and expectations, are forward-looking statements.  Words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  While SGK believes its expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond SGK’s control.  By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from those contained in the forward-looking statements because of factors such as, among others, the occurrence of an event, change or other circumstance that could give rise to the termination of the merger agreement; failure or delay in receiving the approval of antitrust authorities necessary to complete the proposed transaction and other required regulatory approvals; any potential need to adjust the purchase price components in order to maintain the tax-free status of the reorganization with respect to the stock consideration; the ability of Matthews to implement plans for the integration of the proposed transaction, including with respect to cost containment and other key strategies; the ability of Matthews to recognize the anticipated synergies and benefits of the proposed transaction; and such other risks and uncertainties detailed in SGK’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in SGK’s Form 10-K for the fiscal year ended December 31, 2013, and in SGK’s subsequent filings with the SEC and in other investor communications of SGK from time to time.  SGK does not undertake to and specifically declines any obligation to update publicly any of these forward-looking statements to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events, and undue reliance should not be placed on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2014	SCHAWK, INC. By: /s/ Timothy J. Cunningham Timothy J. Cunningham Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated March 17, 2014.